UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 16, 2006

                             VALLEY COMMERCE BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)

          California                    000-51949               46-1981399
          ----------                    ---------               ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
        incorporation)                                    Identification Number)

              200 South Court Street
                Visalia, California                         93291
                -------------------                         -----
       (Address of principal executive offices)          (Zip Code)

                                 (559) 622-9000
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets

         On August 16, 2006, Valley Business Bank, the wholly-owned subsidiary of Valley Commerce Bancorp, acquired a one acre parcel of undeveloped land located in the city of Tulare, state of California. The land was purchased from an unrelated third party at a cost of $400,000. Valley Business Bank plans to construct a full service branch office at this site.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2006                      Valley Commerce Bancorp





                                            By: /s/Roy O. Estridge
                                                ------------------
                                                   Roy O. Estridge
                                                   Executive Vice President and
                                                   Chief Financial Officer



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